Exhibit 13.1
ERMENEGILDO ZEGNA N.V.
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ermenegildo Zegna di Monte Rubello, Chairperson and Chief Executive Officer of Ermenegildo Zegna N.V. (the “Company”), hereby certify pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge
1.the Company’s Annual Report on Form 20-F for the year ended December 31, 2024, to which this statement is furnished as an exhibit (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2025	/s/ Ermenegildo Zegna di Monte Rubello
Ermenegildo Zegna di Monte Rubello Chairperson and Chief Executive Officer